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                                                                  EXHIBIT 10.15







                                    FORM OF
                      DEED OF TRUST AND SECURITY AGREEMENT

         THIS DEED OF TRUST AND SECURITY AGREEMENT is made as of ____________ by __________________________________(hereinafter referred to as the
"Grantor") to LISA M. HAINES, AS TRUSTEE, having an address at Polsinelli, White, Vademan & Shalton, 700 West 47th Street, Suite 1000, Kansas City, Missouri 64112 (hereinafter referred to as the "Trustee") for the benefit of MEDITRUST MORTGAGE INVESTMENTS, INC., a Delaware corporation, having its principal address at 197 First Avenue, Needham Heights, Massachusetts 02194 (hereinafter referred to as the "Beneficiary").

                                  WITNESSETH:

         THAT, to secure the payment, observance, fulfillment and performance of the Obligations, as defined in that certain Loan Agreement of even date herewith by and among (a) the Grantor, Hawthorn Health Properties, Inc., National Care Centers, Inc., National Care Centers of Lebanon, Inc., Springfield Retirement Village, Inc., National Care Centers of Nixa, Inc., National Care Centers of Springfield, Inc. and Mt. Vernon Park Care Center West, Inc. (collectively the "Borrowers") and (b) the Beneficiary (the "Loan Agreement"), including, without limitation:

                     (i) the payment to the Beneficiary of the principal indebtedness of FORTY-ONE MILLION THREE HUNDRED EIGHTY-FIVE THOUSAND DOLLARS ($41,385,000), together with interest thereon and other charges, all as evidenced by that certain promissory note (hereinafter referred to as the "Note") of even date and delivery herewith, made by the Borrowers to the order of the Beneficiary, in and by which Note the Borrowers jointly and severally promise to pay the said principal indebtedness and interest at the rate and in the installments as provided in the Note, with the entire principal balance then remaining unpaid with accrued and unpaid interest thereon and any costs, charges and other amounts due thereunder and other Loan Documents, being due on August , 2006;

                    (ii) the performance, observance and fulfillment of all of the terms, conditions, covenants and warranties set forth in this Deed of Trust;


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                    (iii) the performance, observance and fulfillment of all of the terms, conditions, covenants and warranties set forth in the other Loan Documents; and

                    (iv) the payment, observance and performance of the Related Party Obligations;

the Grantor does hereby mortgage, grant, bargain, sell, transfer and convey unto the Trustee and to the Trustee's substitutes and successors and assigns forever with power of sale, all of the following described land, improvements and property and all of the Grantor's estate, right, title and interest therein (hereinafter collectively referred to as the "Mortgaged Property"):

         The land described in EXHIBIT A attached hereto and incorporated herein by reference as if fully set forth herein, situate, lying and being in _______________________________ (hereinafter referred to as the "Land");

         TOGETHER with all buildings, structures and other improvements now or hereafter located on the Land or any part thereof (hereinafter referred to as the "Improvements"), including, without limitation, the skilled nursing facility with ___ licensed beds commonly known as __________________________ (hereinafter referred to as the "Facility");

         TOGETHER with all of the Grantor's right, title and interest in and to the land lying in the bed of any street, way, road, highway or avenue in front of or adjoining the Land;

         TOGETHER with all easements now or hereafter located on or appurtenant to the Land and/or Improvements on, under or above the same or any part thereof, and all rights-of-way, licenses, and privileges, belonging or in any way appertaining to the Land and/or Improvements (including, without limitation, the easements, rights-of-way, licenses and privileges, if any, included in the description of the Land set forth in EXHIBIT A and included in the Permitted Encumbrances [as hereinafter defined in Section 2]);

         TOGETHER with any and all awards heretofore made and hereafter to be made by any governmental authority (municipal, state or federal) to the present and all subsequent owners of the Mortgaged Property for the taking of all or any portion of the Mortgaged Property by power of eminent domain, including, without limitation, awards for damage to the remainder of the Mortgaged Property and any awards for any change or changes of grade of streets affecting the Mortgaged Property; which said proceeds, premiums and awards are hereby assigned to the Beneficiary, and, subject to the terms and provisions of the Loan Agreement, the Beneficiary, at its option, is hereby authorized, directed and empowered to (i) adjust, compromise, collect and receive the proceeds of any insurance judgments or settlements made in lieu thereof and such premiums and the proceeds of any such awards from the authorities making the same and to give proper receipts and acquittances therefor, and (ii) apply the same toward the repair, rebuilding or restoration of the Mortgaged Property or toward payment of the Obligations, notwithstanding the fact that such amount


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may not then be due; and the Grantor hereby covenants and agrees to and with the Beneficiary, upon request by the Beneficiary, to make, execute and deliver, at the Grantor's sole cost and expense, any and all assignments and other instruments sufficient for the purpose of assigning the aforesaid proceeds, premiums and awards to the Beneficiary, free, clear and discharged of any and all encumbrances of any kind or nature whatsoever (all of the foregoing Land, Improvements, rights, easements, rights-of-way, licenses, privileges and awards, hereinafter collectively referred to as the "Real Property");

         TOGETHER with all articles, appliances, chattels, fixtures, furniture, furnishings, machinery, Equipment, Goods, Inventory (as those foregoing capitalized terms are defined in the UCC) and every other article of personal property, tangible or intangible, now or hereafter attached to or used in connection with the Real Property, or placed on any part thereof, whether or not attached thereto, appertaining or adapted to the use, management, operation or improvement of the Real Property, regardless of whether hereafter removed from the Real Property, all insofar as the same and any reversionary right thereto may now or hereafter be owned or acquired by the Grantor (hereinafter referred to as the "Personal Property"), including, without limitation: all partitions and portable or sectional buildings; screens; awnings; shades; blinds; storm and other detachable windows and doors; floor coverings; mantels, built-in cases, counters, closets, chests of drawers and mirrors; patient room furnishings, equipment for the treatment of patients, kitchen and dining room equipment and furnishings and inventories of linen, dishware and cooking utensils; hall and lobby equipment; heating, lighting, plumbing, ventilating, refrigerating, incinerating, elevator, escalator, air conditioning and communication plants, apparatus and/or equipment with appurtenant fixtures; garbage incinerators and receptacles; boilers; stoves; tanks; motors; vacuum cleaning systems; call systems; door bell and alarm systems; sprinkler systems, smoke detectors and other fire prevention and extinguishing apparatus and materials; all equipment, manual, mechanical and motorized, for the construction, maintenance, repair and cleaning of, and removal of snow from, parking areas, walks, underground ways, truck ways, driveways, common areas, roadways, highways and streets; and all other machinery, pipes, poles, appliances, equipment, wiring, fittings, panels and fixtures; and any proceeds therefrom, any replacements thereof or additions or accessions thereto; and all building materials, equipment, supplies and other property delivered to the Real Property for incorporation into the Improvements thereon, all of which are declared to be a part of the Real Property and covered by the lien hereof, but said lien shall not cover any fixture, machinery, equipment or article of personal property which is (a) leased by the Grantor as of the date hereof or under a lease hereafter entered into by the Grantor that is permitted under the Loan Agreement or is otherwise approved in writing by the Beneficiary or (b) owned by a Lessee (as hereinafter defined) and not required for the operation or maintenance of the Real Property, provided said fixture, machinery, equipment or article of personal property is not permanently affixed to the Real Property and may be removed without material damage thereto and is not a replacement of any item which shall have been subject to the lien hereof;


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         TOGETHER with the right to use, in perpetuity, in connection with the operation of the Mortgaged Property, the name "Hermitage Park Regional Care Center" and any other name similar thereto and the goodwill of the Grantor with respect thereto;

         TOGETHER with all of the Grantor's right, title and interest in and to any and all leases, subleases, license agreements, concession agreements, tenancy at will agreements, room rentals and rentals of other facilities of the Mortgaged Property and all other occupancy agreements of every kind and nature (but excluding Patient Admission Agreements), whether oral or in writing, now in existence or subsequently entered into by the Grantor, encumbering or affecting the Mortgaged Property (including, but not limited to, the leases listed on EXHIBIT B attached hereto and incorporated herein by reference as a material part hereof), together with all extensions, renewals, modifications and replacements thereof (hereinafter collectively referred as the "Leases"), together with any and all guaranties (hereinafter collectively referred to as the "Lease Guaranties") of the obligations of the lessees, licensees, concessionaires and other occupants under the Leases (hereinafter collectively referred to as the "Lessees") and all extensions, renewals, modifications and replacements of the Lease Guaranties and all rents, revenues, royalties, issues, profits, insurance proceeds, condemnation awards, license fees, concession fees and all other income and security of every kind and nature due by virtue of the Leases and the Lease Guaranties (hereinafter collectively referred to as the "Rents");

         TOGETHER with, to the extent now or hereafter permitted by applicable law, all of the Grantor's right, title and interest in and to all (i) licenses, approvals, qualifications, rights, variances, permissive uses, certificates of need, franchises, accreditations, certificates, certifications, consents, permits and other authorizations (including, without limitation, building permits, subdivision approvals and subdivision plans) (hereinafter collectively referred to as the "Permits") and (ii) agreements (including, without limitation, all Provider Agreements and Patient Admission Agreements ), contracts (including, without limitation, construction contracts, subcontracts and architects' contracts), contract rights, warranties and representations, franchises, and records and books of account (hereinafter collectively referred to as the "Contracts") benefiting, relating to or affecting the Mortgaged Property and the ownership, construction, development, maintenance, management, repair, use, occupancy, possession or operation thereof or the operation of any programs or services in conjunction with the Facility and all renewals, replacements and substitutions therefor, now or hereafter issued by or entered into with any Governmental Authority, Accreditation Body or Third Party Payor or maintained or used by the Grantor or entered into by the Grantor with any third Person;

         TOGETHER with all of the Grantor's right, title and interest in, to and under any and all (i) Instruments, Accounts (to the extent now or hereafter permitted by applicable law), Proceeds and General Intangibles (as those foregoing capitalized terms are defined in the UCC) and (ii) rights to payment for goods sold or leased or services rendered by the Grantor or any other party, whether now in existence or arising from time to time hereafter and whether or not yet earned by performance, including, without limitation, obligations


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evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness (collectively referred to as "Receivables"); together with (a) all security pledged, assigned, hypothecated or granted to or held by the Grantor to secure the foregoing, (b) general intangibles arising out of Grantor's rights in any goods, the sale of which gave rise thereto, (c) all ledger sheets, files, records, computer records and tapes relating to any of the foregoing, (d) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (e) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, and (f) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto; all whether now existing or hereafter acquired or arising and all proceeds and products thereof (including, without limitation, any property received in payment, settlement or compromise of any Account or Receivable);

         TOGETHER with, to the extent permitted under applicable law, all of the right, title and interest of the Grantor in and to all books, records, ledgers, print-outs, papers, data, file materials and information relating to the Mortgaged Property, the Collateral, any account debtors in respect thereof and/or to the operation of the Grantor's business, and all rights of access to such books, records, ledgers, print-outs, papers, file materials and information, and all property in which such books, records, ledgers, print-outs, data, file materials and information are stored, recorded, and maintained;

         TOGETHER with, to the extent permitted under applicable law, all of the right, title and interest of the Grantor in and to (i) all Instruments, Documents of Title, Documents, policies and certificates of insurance, Securities, deposits, deposit accounts, money, cash or other property (as those foregoing capitalized terms are defined in the UCC); (ii) all federal, state, and local tax refunds and/or abatements to which the Grantor is, or becomes entitled, no matter how or when arising, including, but not limited to any loss carryback tax refunds; and (iii) all trade secrets, computer programs, customer lists, patient lists, manuals, assignments of patents and patents pending, developmental ideas and concepts, and all papers, drawings, blueprints, sketches and documents relating to all of the foregoing and/or relating to the operation of the Grantor's business and/or the Collateral;

         TOGETHER with any and all proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including, without limitation, the right, at the Beneficiary's option (but subject to the terms and provisions of the Loan Agreement), to adjust, compromise, collect, receive and apply the proceeds of any insurance judgments or settlements made in lieu thereof for damage to the Mortgaged Property or toward payment of the Obligations, notwithstanding the fact that such amount may not then be due;

         TOGETHER with all of the Grantor's right, title and interest in and to all and singular the tenements, hereditaments and appurtenances belonging to or in any way pertaining to the Mortgaged Property; all of the estate, right, title and claim whatsoever of the Grantor, either at law or in equity, in and to the Mortgaged Property; and any and all other, further or additional title, estate, interest or right which may at any time be acquired


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by the Grantor in or to the Mortgaged Property; and if the Grantor shall at any time acquire any further estate or interest in or to the Mortgaged Property, the lien of this Deed of Trust shall attach, extend to, cover and be a lien upon such further estate or interest, and the Grantor, upon request of the Beneficiary, shall execute such instrument or instruments as shall reasonably be requested by the Beneficiary to confirm such lien, and the Grantor hereby appoints the Beneficiary as the Grantor's attorney-in-fact, with full power of substitution, to execute all such instruments if the Grantor shall fail to do so within ten (10) days after demand (which power of attorney, being coupled with an interest, shall be irrevocable until all of the Obligations are fully paid and performed, and shall not be affected by any disability or incapacity which the Grantor may suffer and shall survive the same; the power of attorney conferred on the Beneficiary pursuant to the foregoing provisions is provided solely to protect the interests of the Beneficiary and shall not impose any duty on the Beneficiary to exercise any such power, and neither the Beneficiary nor such attorney-in-fact shall be liable for any act, omission, error in judgment or mistake of law, except as the same may result from its gross negligence or wilful misconduct);

         TO HAVE AND TO HOLD the Mortgaged Property, and each and every part thereof, unto the Trustee for the benefit of the Beneficiary and their substitutes, successors and assigns forever, for the purposes and uses herein set forth;

         AND, the Grantor hereby further covenants, agrees and warrants as follows:

         1. DEFINITIONS. For all purposes of this Deed of Trust, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used herein and not otherwise defined in this Deed of Trust shall have the same meanings ascribed to such terms in the Loan Agreement, and all accounting terms used herein and not otherwise defined herein have the meanings assigned to them in accordance with GAAP.

         2. COVENANTS OF TITLE. The Grantor hereby warrants and represents that the Grantor has good, marketable and indefeasible title to the entire Real Property in fee simple, has absolute unencumbered title to the Personal Property, and has good right and full power to assign, grant, bargain, sell, mortgage, transfer and convey the same. The Grantor further warrants and represents that the Mortgaged Property is free and clear of agreements, covenants, easements, restrictions, liens, Leases and other encumbrances, except (i) those agreements, covenants, easements, restrictions, liens and encumbrances to which this Deed of Trust is expressly subject, whether presently existing, as listed on EXHIBIT C attached hereto and incorporated herein by reference, or which may hereafter be created in accordance with the terms hereof or of the Loan Agreement and (ii) any Lease listed on EXHIBIT B (the matters described in the foregoing clauses (i) and (ii) are collectively referred to herein as the "Permitted Encumbrances"); and the Grantor shall warrant and defend title to the Mortgaged Property against any and all claims and demands of every kind and nature whatsoever. The Beneficiary shall have the right, at its option and at such time or times as the Beneficiary (in its sole and absolute discretion) shall deem necessary or desirable to take whatever action the Beneficiary (in its sole and absolute discretion) may


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deem necessary or desirable to defend or uphold the lien or the rights of the
Beneficiary hereunder or otherwise enforce any obligation secured hereby, including, without limitation, the right to institute appropriate legal proceedings for such purposes, and all costs and expenses reasonably incurred by the Beneficiary in connection therewith (including, without limitation, attorneys' fees and expenses and court costs) shall be a demand obligation of the Grantor to the Beneficiary, and to the extent permitted by applicable law, shall be added to the Obligations and shall be secured by the lien of this Deed of Trust and the other Loan Documents as fully and effectively and with the same priority as every other obligation of the Grantor secured hereby, and if not paid within ten (10) days after demand, shall thereafter (to the extent permitted by applicable law) bear interest at the Advances Rate until the date of payment.

         3. IMPOSITIONS. The Grantor shall pay, or cause to be paid, the Impositions in accordance with the terms and provisions of the Loan Agreement.

         4. TAX DEPOSITS. At the option of the Beneficiary, the Grantor shall deposit with the Beneficiary from time to time the amount of the Impositions to be levied, charged, filed, assessed or imposed upon or against the Mortgaged Property in accordance with the terms and provisions of the Loan Agreement.

         5. INSURANCE. At all times until the Obligations are fully paid and performed, the Grantor shall keep the Mortgaged Property insured in accordance with the terms and provisions of the Loan Agreement.

         6. RESTORATION FOLLOWING FIRE AND OTHER CASUALTY OR CONDEMNATION. In the event of any damage or destruction to the Mortgaged Property by reason of fire or other hazard or casualty or Condemnation, the Grantor shall give immediate written notice thereof to the Beneficiary. The Mortgaged Property shall be restored by the Grantor and insurance proceeds shall be applied to repayment of the Obligations or restoration of the Mortgaged Property in accordance with the terms and provisions of the Loan Agreement.

         7. REPAIR; USE; COMPLIANCE WITH LAW; ALTERATIONS; WASTE. At all times until the Obligations are fully paid and performed, the Mortgaged Property shall be maintained and operated in accordance with the terms and provisions of the Loan Agreement.

         8. INDEPENDENCE OF MORTGAGED PROPERTY. The Grantor shall not, by act or omission, permit any building or other improvement on any premises not subject to the lien of this Deed of Trust to rely on the Mortgaged Property or any interest therein to fulfill any applicable Legal Requirement, and the Grantor hereby assigns to the Beneficiary any and all rights to give consent for all or any portion of the Mortgaged Property or any interest therein to be so used. Similarly, no portion of the Mortgaged Property shall rely on any premises not subject to the lien of this Deed of Trust (or any interest therein) in order to operate the Facility in a reasonable and businesslike manner or to fulfill any applicable Legal Requirement. The Grantor shall not, by act or omission, impair the integrity, as a single



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zoning lot separate and apart from all other premises, of any portion of the
Real Property that now comprises such a single zoning lot. The Grantor covenants that the Grantor shall not initiate, join in or consent to any zoning changes affecting the Mortgaged Property nor initiate, join in or consent to any private restrictive covenant or other public or private restriction upon the use of the Mortgaged Property without the Beneficiary's prior written consent, in each instance, which consent may be withheld in the Beneficiary's sole and absolute discretion. Any act or omission by the Grantor which would result in a violation of any of the provisions of this Section 8 shall be void and shall be an Event of Default hereunder.

         9. NO OTHER LIENS. Except as otherwise specifically provided herein or in the Loan Agreement, the Grantor shall not create, consent to, agree to, permit or suffer to exist any mortgage, security interest, attachment, lis pendens, mechanic's or materialman's lien or other lien or encumbrance upon or affecting the Mortgaged Property, whether superior or inferior to the lien of this Deed of Trust (including, without limitation, the filing of a notice of federal or state tax lien at any location at which by law such notice must be filed in order to be effective against the Mortgaged Property, whether or not such lien applies, by its terms, to the Mortgaged Property), except as granted in this Deed of Trust and any other lien or security interest granted to the Beneficiary or the Trustee for the benefit of the Beneficiary.

         If this Deed of Trust, by its terms, is now, or at any time hereafter, subject or subordinate to a prior mortgage, the Grantor shall not, without the prior written consent of the Beneficiary, in each instance, which consent may be withheld in the Beneficiary's sole and absolute discretion, agree at any time to any waiver, revision, modification, amendment, indulgence, suspension or extension of or any addition to any of the provisions, terms, conditions or payments of such prior mortgage.

         The Grantor shall promptly pay and discharge any and all amounts which are now or hereafter become liens against the Mortgaged Property, except for such liens, if any, otherwise specifically permitted pursuant to the provisions of this Deed of Trust or the Loan Agreement, and in default thereof, the Beneficiary, upon five (5) days' notice to the Grantor, may pay and discharge the same, and any amount so paid or advanced by the Beneficiary and all costs and expenses reasonably incurred in connection therewith (including, without limitation, attorneys' fees and expenses and court costs), shall be a demand obligation of the Grantor to the Beneficiary, and to the extent permitted by applicable law, shall be added to the Obligations and shall be secured by the liens of this Deed of Trust and of the other Loan Documents as fully and effectively and with the same priority as every other obligation of the Grantor secured hereby and, if not paid within ten (10) days after demand, shall thereafter (to the extent permitted by applicable law) bear interest at the Advances Rate until the date of payment.

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         The covenants of this Section 9 shall survive any foreclosure of the
Mortgaged Property with respect to any such liens in existence as of the date of transfer of title.

         10. ASSIGNMENT OF LEASES. As additional security for the payment and performance of the Obligations, and subject to the terms of that certain Assignment of Leases and Rents of even date and recorded herewith by the Grantor to the Beneficiary, the Grantor hereby grants, transfers and assigns to the Beneficiary all of its right, title and interest in and to any and all Leases and Lease Guaranties. The Beneficiary shall not be deemed by virtue of this assignment to have assumed any of the lessor's obligations, duties or liabilities under or in connection with the Leases or Lease Guaranties, which obligations the Grantor covenants and agrees to perform and observe as if this assignment had not been made. In addition to the remedies hereinafter set forth in this Deed of Trust, after the occurrence of an Event of Default hereunder, the Beneficiary shall be entitled, either with or without taking possession of the Mortgaged Property, to demand, sue for or otherwise collect and receive all of the Rents, including those past due and unpaid, reserved to the lessor under the terms of the Leases and upon receipt thereof, the Beneficiary shall apply said amounts collected to the indebtedness secured hereby. The Grantor hereby authorizes all Lessees and guarantors under the Lease Guaranties, upon receipt of written notice from the Beneficiary that an Event of Default has occurred hereunder, to pay over all Rent at any time owed under the Leases to the Beneficiary in lieu of the Grantor. The Grantor shall and does hereby agree to defend, with counsel acceptable to the Beneficiary, indemnify and hold the Beneficiary harmless from any and all claims, demands, losses, damages, liabilities, costs and expenses of every kind and nature, including, without limitation, attorneys' fees and expenses and court costs, which the Beneficiary shall sustain or reasonably incur arising out of or in connection with the Leases or the enforcement of this indemnification. Any Lessee (and any guarantor of such Lessee's obligations under the applicable Lease) shall be deemed by virtue of said Lessee's occupancy of the Mortgaged Property, to have agreed to the terms of this assignment and shall be entitled to rely conclusively on any written notice from the Beneficiary of the existence of an Event of Default under this Deed of Trust. Upon receipt of such written notice, each Lessee (or guarantor of the obligations of such Lessees under the applicable Lease) shall pay over to the Beneficiary, on the dates set forth under the applicable Lease (except as to those amounts past due and unpaid, which amounts shall be payable immediately to the Beneficiary upon receipt of such written notice), all Rent required to be made to the lessor pursuant to such Lease.

         The indemnification provisions of this Section 10 shall survive the complete payment and performance of the Obligations and the foreclosure of this Deed of Trust.

         11. FUTURE ACTIONS WITH RESPECT TO THE LEASES. The Grantor shall furnish to the Beneficiary a true and complete copy of each Lease hereafter made by the Grantor within ten (10) days after execution and delivery of each such Lease by the parties thereto. Upon the request of the Beneficiary, the Grantor shall also furnish to the Beneficiary an original mortgagee attornment agreement executed by each Lessee under any Lease and an original estoppel certificate, all in form and substance reasonably satisfactory to the Beneficiary, addressed to the Beneficiary, from each Lessee under any Lease.


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         The Grantor shall, from time to time, upon request of the Beneficiary, confirm in writing the assignment to the Beneficiary of any or all of the Leases, and such written confirmation shall be in such form as the Beneficiary shall reasonably require and as shall be necessary to make the same recordable.

         12. LEASES; FORECLOSURE. Any proceedings or other steps taken by the Beneficiary to foreclose this Deed of Trust, or otherwise to protect the interests of the Beneficiary hereunder, shall not operate to terminate the rights of any present or future Lessee under any of the Leases, notwithstanding that said rights may be subject and subordinate to the lien of this Deed of Trust, unless the Beneficiary specifically elects otherwise in the case of any particular Lessee. The failure to make any such Lessee a defendant in any such foreclosure proceeding and to foreclose such Lessee's rights shall not be asserted by the Grantor or any other defendant in such foreclosure proceeding as a defense to any proceeding instituted by the Beneficiary to foreclose this Deed of Trust or otherwise to protect the interests of the Beneficiary hereunder.

         In addition, the Beneficiary shall have the right to subordinate this Deed of Trust and its rights hereunder to any Lease which is subject and subordinate to this Deed of Trust, except that the Beneficiary shall be entitled to expressly exclude from such subordination the Beneficiary's rights to insurance proceeds and Condemnation awards as set forth herein and in the Loan Agreement.

         13. EVENT OF DEFAULT. Each of the following shall constitute an "Event of Default" hereunder and shall entitle the Beneficiary to exercise its remedies hereunder and under any of the other Loan Documents:

             (i) any failure of any of the Borrowers to pay any amount due under any of the Loan Documents within ten (10) days following the date when such payment was due;

             (ii) any failure in the observance, fulfillment or performance of any other covenant, term, condition or warranty under any of the Loan Documents, other than the payment of any monetary obligation and other than as specified in subsections (iii) through (vi) below (hereinafter referred to as a "Failure to Perform"), continuing for thirty (30) days after the giving of notice by the Beneficiary to the Grantor specifying the nature of the Failure to Perform, except as to matters not susceptible to cure within thirty (30) days, provided that with respect to such matters, (a) the Grantor commences the cure thereof within thirty (30) days after the giving of such notice by the Beneficiary to the Grantor, (b) the Grantor continuously prosecutes such cure to completion, (c) such cure is completed within ninety (90) days after the giving of such notice by the Beneficiary to the Grantor and (d) such Failure to Perform does not impair the Beneficiary's rights with respect to the Mortgaged Property or otherwise impair the security evidenced hereby;

             (iii) except as otherwise permitted pursuant to the Loan Agreement or any other Loan Document, if, without the prior written consent of the Beneficiary, in each

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instance, which consent may be withheld by the Beneficiary in its sole and absolute discretion the Mortgaged Property shall be, directly or indirectly, mortgaged (whether or not junior to this Mortgage), encumbered (by any voluntary or involuntary lien other than the Permitted Encumbrances), leased, subleased, sold, assigned, hypothecated or otherwise transferred;

             (iv) the occurrence of any Loan Default;

             (v) the occurrence of any Related Party Default; and

             (vi) a default or breach of condition continuing beyond the expiration of any notice or grace periods, if any, under any prior mortgage which may be included in the definition of Permitted Encumbrances and to which this Deed of Trust is now, or at any time hereafter, subject or subordinate.

         14. REMEDIES UPON DEFAULT. Immediately upon the occurrence of any Event of Default, the Beneficiary shall have the option, in addition to and not in lieu of or substitution for the other rights and remedies provided in this Deed of Trust and the other Loan Documents and as may then be provided by applicable law, and is hereby authorized and empowered by the Grantor, to do any or all of the following:

             (I) declare the entire unpaid amount of the Loan Obligations, including, without limitation, the outstanding principal balance of the Note and all accrued and unpaid interest due under the Note, the Prepayment Fee, all Late Payment Charges and any and all costs, charges and other amounts (including, without limitation, Additional Interest) payable by the Grantor to the Beneficiary pursuant to the Loan Documents, immediately due and payable and, at the Beneficiary's option, (a) bring suit therefor, or (b) bring suit for any delinquent payment of, or bring suit upon, the Loan Obligations or (c) take any and all steps and institute any and all other proceedings that the Beneficiary deems necessary or desirable to enforce the payment and performance of the Loan Obligations and to protect the lien of this Deed of Trust;

             (ii) sell the Mortgaged Property and any and every part thereof, either in mass or in parcels, at public venue to the highest bidder for cash at the place customary for foreclosure sales in the county and state where the Mortgaged Property is located, first giving notice of such sale (as prescribed by statute) in a newspaper of common circulation published in said county, and delivering a copy of said notice to Grantor and any person who has filed a request for notice, by United States mail, postage prepaid, certified or registered, return receipt requested, delivered to addressee only; and upon such sale, execute and deliver a deed or deeds conveying all estate, right, title and interest, claim and demand therein, and right of redemption thereof, at one or more sales as an entity or in parcels. The Trustee may adjourn from time to time any sale by it to be made under or by virtue of this Deed of Trust by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, the Trustee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned. In case Trustee shall have proceeded to enforce any right or remedy under this Deed of Trust by foreclosure, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Beneficiary, then and in every case Grantor, Beneficiary and Trustee shall be restored to their former positions and the rights, powers and remedies of Beneficiary and Trustee herein provided or arising, or existing otherwise than herein set forth shall continue as if no such proceeding had been taken;

             (iii) commence foreclosure proceedings against the Mortgaged Property through judicial proceedings, as provided by applicable law, either for partial or complete foreclosure;

             (iv) cause to be brought down to date an abstract or abstracts of title and tax histories of the Mortgaged Property, procure title insurance or title reports and, if necessary, procure new abstracts and tax histories;

             (v) enter upon and take possession of and operate all or any portion of the Mortgaged Property (with or without bringing any action or proceeding in any court);

             (vi) have a receiver appointed to manage the Mortgaged Property with all such powers as the court making such appointment shall confer;

             (vii) demand and receive payment of all Rents, benefits, income and profits from the Mortgaged Property, including those past due and unpaid (whether or not the Beneficiary has taken possession of the Mortgaged Property);

             (viii) in the event of any sale of the Mortgaged Property by foreclosure, through judicial proceedings, or otherwise, apply the proceeds of any such sale towards payment of the items immediately set forth below in the following order:

                    (a) all expenses reasonably incurred for the collection and enforcement of the Obligations and the foreclosure of this Deed of Trust, including, without limitation, attorneys' fees and expenses, Trustee's fees, court costs, publication and advertising expenses, auctioneers' fees, appraisal fees and expenses for environmental site audit reports (hereinafter collectively referred to as the "Collection and Foreclosure Costs"), or such Collection and Foreclosure Costs as are then permitted by applicable law;

                    (b) all sums expended or incurred by the Beneficiary directly or indirectly in connection with the enforcement of terms, conditions, covenants and warranties contained in the Loan Documents and all other agreements evidencing or securing the Obligations, together with interest thereon as therein provided;

                    (c) all accrued and unpaid interest (including, without limitation, Additional Interest) upon the Obligations;

                    (d) the Prepayment Fee;

                    (e) the unpaid principal amount of the Obligations (in the inverse order of maturity); and

                    (f) the surplus, if any, unless prohibited by applicable law or a court of competent jurisdiction decrees otherwise, to the Grantor or any other Person lawfully entitled thereto; and

             (ix) set off or apply, without notice to or demand on the Grantor, all deposits or other sums at any time credited by or due from the Beneficiary to the Grantor, and all cash, securities, instruments or other property of the Grantor in the possession of the Beneficiary (whether for safekeeping or otherwise), which shall at all times constitute security for the obligations contained in the Loan Documents.

         Failure to exercise any option to accelerate the Loan Obligations upon the occurrence of an Event of Default hereunder or other circumstance permitting the exercise of such option, shall not constitute a waiver of the default or of the right to exercise such option at a later time, or a waiver of the right to exercise such option upon the occurrence of any other Event of Default or circumstance specified above.

         Upon the completion of any sale or sales made by the Trustee under or by virtue of this Section, the Trustee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. The Trustee is hereby appointed the true and irrevocable lawful attorney of Grantor, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Mortgaged Property and rights so sold and for that purpose the Trustee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, the Grantor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. This power of attorney shall be deemed to be a power coupled with an interest and not subject to revocation. Nevertheless, the Grantor, if so requested by the Trustee, shall ratify and confirm any such sale or sales by executing and delivering to the Trustee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of the Trustee, for that purpose, and as may be designated in such request. Any such sale or sales made under or by virtue of this Section whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of the Grantor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against the Grantor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under the Grantor.

         Upon any sale made under or by virtue of this Section, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, the Beneficiary may bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the obligations of the Grantor secured by this Deed of Trust the net sales price after deducting therefrom the expenses of the sale and the cost of the action and any other sums which the Beneficiary is authorized to deduct under this Deed of Trust. The Beneficiary, upon so acquiring the Mortgaged Property, or any part thereof, shall be entitled to hold, lease, rent, operate, manage and sell the same in any manner provided by applicable laws.

         The Trustee hereby lets the Mortgaged Property to the Grantor until a sale is held under the foregoing provisions therefor, or until a default or defaults in any of the terms, covenants, and conditions of this Deed of Trust, or the Loan Agreement upon the following terms and conditions, to-wit: The Grantor and every and all persons claiming or possessing the Mortgaged Property, or any part thereof, by, through, or under Grantor shall pay rent therefor during said term at the rate of one cent per month, payable monthly upon demand, and shall surrender immediate peaceable possession of the Mortgaged Property (and any and every part thereof) sold under provisions of this Deed of Trust to the purchaser thereof under such sale, without notice or demand therefor, and shall and will at once, without notice, surrender up possession of the Mortgaged Property and ever part thereof in the event Beneficiary shall take charge and enter as hereinbefore provided.

         15. NO OBLIGATION TO MARSHALL ASSETS. Notice is hereby given that neither the Grantor, nor any holder of any mortgage, lien or other encumbrance affecting all or part of the Mortgaged Property which is inferior to the lien of this Deed of Trust shall have any right to require the Beneficiary to marshall assets.

         16. ADDITIONAL COLLATERAL. The Grantor hereby covenants and agrees that all collateral now or hereafter granted as security for any of the Obligations (now existing or hereafter arising) shall be deemed to be additional collateral securing the complete payment, performance, observance and fulfillment of all of the terms, covenants, conditions and warranties secured by this Deed of Trust.

         To the extent that the Grantor is not the primary obligor of any of the terms, covenants, conditions or warranties included within the definition of the Obligations, the Grantor also hereby guarantees to the Beneficiary (and the other Meditrust Entities) the complete payment, performance, observance and fulfillment of such terms, covenants, conditions and warranties included within the definition of the Obligations; provided, however, that (except as provided below) recourse against the Grantor for the performance of this guaranty shall be limited to the Grantor's interest in the Mortgaged Property and all cash, instruments and other property of the Grantor in the possession of the Beneficiary (whether for safekeeping or otherwise). Notwithstanding the foregoing, it is expressly understood and agreed that the provisions of this guaranty shall in no way limit or otherwise affect: (i) any other provision of this Deed of Trust or (ii) any other term, condition, covenant or warranty set forth under any agreement made by the Grantor to, and for the benefit of, the Beneficiary, whether such agreement is now existing or hereafter entered into, including, without limitation, the Loan Documents, which the Beneficiary shall have full recourse to the Grantor.

         The Grantor hereby waives any right to require the Beneficiary or any of the Meditrust Entities to: (a) proceed against any other primary obligor or guarantor of any of the indebtedness, liabilities, covenants, obligations or agreements included within the definition of the Obligations or (b) pursue any other remedy in the Beneficiary's or any of the Meditrust Entities' power whatsoever. The Grantor waives any defense arising by reason of any disability or other defense of any such Person or by reason of the cessation from any cause whatsoever of the liability of any such Person. The Grantor shall not assert, and hereby waives, any right or claim whatsoever including without limitation, any right of subrogation, arising against such Persons in connection with the Grantor's performance of the obligations, covenants and agreements as set forth in this Section 16 and the Beneficiary's enforcement of any rights and remedies hereunder, until the complete payment and performance of all of the Obligations.

         Furthermore, the Grantor also hereby waives any right to enforce any remedy which the Beneficiary or any of the Meditrust Entities now has or may hereafter have against any such Person, and hereby waives any benefit of rights to participate in any security now or hereafter held by the Beneficiary. The Grantor hereby waives notice of acceptance hereof and reliance hereon, notice of any action taken or omitted by the Beneficiary or any of the Meditrust Entities in reliance hereon, suretyship defenses, presentment, demand, protest, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest and giving notice of:

                  (1) any default by any such Person under any of the applicable agreements between any such Person and the Beneficiary or any of the Meditrust Entities or the assertion of any right of the Beneficiary or any of the Meditrust Entities thereunder or hereunder;

                  (2) all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment and performance of such agreements; and

                  (3) notices of the existence, creation or incurring of new or additional indebtedness, liabilities, covenants, obligations or agreements which shall be included in the Obligations.

         The Grantor shall take no action of any kind which might be the basis for a claim that the Grantor has any defense hereunder other than the complete payment and performance of the Obligations. The Grantor hereby agrees to hold harmless and indemnify and shall indemnify the Beneficiary against any claim, injury, loss, cost, damage, liability and expense, including, without limitation, attorneys' fees and expenses and court costs, arising out of or in connection with the assertion by any such Person of any defense to any of its obligations to the Beneficiary or resulting from the attempted assertion by the Grantor of any defense hereunder based upon such action or inaction of any such Person. The aforesaid indemnification agreement shall also include all costs and expenses reasonably incurred by the Beneficiary in connection with the enforcement thereof. The Grantor hereby waives any right or claim of right to cause a marshalling of the assets of any such Person. No delay on the part of the Beneficiary in the exercise of any right, power or privilege under any documentation with any such Person or hereunder shall operate as a waiver of any such privilege, power or right.

         The indemnity provisions of this Section 16 shall survive the complete payment and performance of the Obligations and the foreclosure of this Deed of Trust.

         17. SECURITY INTEREST. As to (i) any fixtures, Equipment and other Personal Property included in the Mortgaged Property, (ii) all Instruments, Accounts, Receivables and General Intangibles of the Grantor and (iii) the Permits and Contracts, this Deed of Trust shall be deemed to constitute a security agreement and the Grantor, as debtor, hereby grants to the Beneficiary, as secured party, a security interest therein pursuant to the UCC. Notwithstanding the foregoing, to the extent that the Beneficiary is not now or hereafter permitted by applicable law to take a security interest in any of the Permits and Contracts, the Grantor hereby agrees, from time to time upon the request of the Beneficiary, to execute any and all other documents deemed necessary and desirable by the Beneficiary to give the Beneficiary such interest in such Permit or Contract as is now or hereafter allowed under applicable law. The Grantor agrees, upon request of the Beneficiary, to furnish an inventory of Personal Property owned by the Grantor and subject to this Deed of Trust and, upon request by the Beneficiary, to execute any supplements to this Deed of Trust, any separate security agreements and any financing statements and continuation statements in order to include specifically said inventory of Personal Property or otherwise to perfect the security interest granted hereby and to pay all costs and expenses reasonably incurred by the Beneficiary relating thereto including, without limitation, attorneys' fees and expenses and court costs.

         Upon the occurrence of any Event of Default hereunder, in addition to the rights and remedies provided by this Deed of Trust, the Beneficiary shall also have all rights and remedies then provided under the UCC or otherwise then provided by applicable law, including, but not limited to, the option of proceeding as to both the Real Property and the Personal Property in accordance with the Beneficiary's rights and remedies in respect of the Real Property, in which event the default provisions of the UCC shall not apply. In the event that the Beneficiary, at its option, elects to proceed with the Personal Property separately from the Real Property, then, in addition to the rights and remedies herein provided, the Beneficiary shall also have all rights and remedies then provided under the UCC or otherwise then provided by applicable law, including, without limitation, the right to require the Grantor to assemble such Personal Property and to make it available to the Beneficiary at a place to be designated by the Beneficiary which is reasonably convenient to both parties, the right to take possession of such Personal Property with or without demand and with or without process of law and the right to sell and dispose of the same and distribute the proceeds according to applicable law. The parties hereto agree that any requirement of reasonable notice under the UCC shall be met if the Beneficiary sends such notice to the Grantor at least five (5) days prior to the date of sale, disposition or other event giving rise to the required notice, and that the proceeds of any disposition of any such Personal Property may be applied by the Beneficiary first to the expenses reasonably incurred in connection therewith, including attorneys' fees and expenses and court costs, and then, toward payment of the Obligations. With respect to the Personal Property that has become so attached to the Real Property that an interest therein arises under the real property law of the state in which the Real Property is located, this Deed of Trust shall also constitute a financing statement and a fixture filing under the UCC.

         18. RIGHT OF ENTRY. At reasonable times and upon reasonable notice to the Grantor (which limitations with respect to time and notice shall not apply in emergency situations), the Beneficiary and the Beneficiary's representatives, from time to time throughout the term of this Deed of Trust, may enter upon the Mortgaged Property and inspect the same, or cause the Mortgaged Property to be inspected by agents, employees or independent contractors of the Beneficiary, and show the same to others, but the Beneficiary shall not be obligated to make any such entry or inspection.

         19. DEED OF TRUST EXTENSION. The lien hereof shall remain in full force and effect during any postponement or extension of the time for the payment and performance of the Obligations, or of any part thereof, and any number of extensions or modifications hereof or any additional notes taken by the Beneficiary shall not affect the lien hereof or the liability of the Grantor or of any subsequent obligor to pay and perform the Obligations unless and until such lien or liability shall be expressly released in writing by the Beneficiary.

         20. ADMINISTRATIVE FEES. The Beneficiary shall have the right to charge administrative fees during the term of the loan evidenced by the Note in such amounts and at such times as the Beneficiary may reasonably determine in connection with any servicing requests made by the Grantor requiring the Beneficiary's evaluation, preparation and processing of any such requests and in connection with the processing. The Beneficiary shall also be entitled to reimbursement for all professional fees and expenses reasonably incurred in connection with such requests including, without limitation, those of architects, engineers and attorneys.

         21. TRANSFER OF MORTGAGED PROPERTY. In the event that the Grantor transfers the Grantor's interest in the Mortgaged Property to any party not appearing in this instrument (without implying any right of the Grantor to do so without the Beneficiary's prior written consent in each instance pursuant to the provisions hereof), the Beneficiary may, at its option and without notice to the Grantor, deal with such successor or successors in interest with reference to all of the Loan Documents, including, without limitation, forbearance on the part of the Beneficiary or extension of the time for payment or performance of the Obligations, without in any way modifying or affecting the provisions of this Deed of Trust or the liability of the Grantor or any other party under the this Deed of Trust or any of the other Loan Documents.

         22. GENERAL PROVISIONS AND RULES OF CONSTRUCTION. The provisions set forth in Section 12 of the Loan Agreement are hereby incorporated herein by reference, mutatis, mutandis and shall govern this Deed of Trust as if set forth in full herein.

         23. PROVISIONS RELATING TO TRUSTEE. THE TRUSTEE SHALL NOT BE LIABLE FOR ANY ERROR OF JUDGMENT OR ACT DONE BY THE TRUSTEE IN GOOD FAITH, OR BE OTHERWISE RESPONSIBLE OR ACCOUNTABLE UNDER ANY CIRCUMSTANCES WHATSOEVER, EXCEPT FOR THE TRUSTEE'S GROSS NEGLIGENCE OR BAD FAITH. THE TRUSTEE SHALL NOT BE PERSONALLY LIABLE IN CASE OF ENTRY BY HER, OR ANYONE ENTERING BY VIRTUE OF THE POWERS HEREIN GRANTED HER, UPON THE MORTGAGED PROPERTY FOR DEBTS CONTRACTED OR LIABILITY OR DAMAGES INCURRED IN THE MANAGEMENT OR OPERATION OF THE MORTGAGED PROPERTY. THE TRUSTEE SHALL HAVE THE RIGHT TO RELY ON ANY INSTRUMENT, DOCUMENT OR SIGNATURE AUTHORIZING OR SUPPORTING ANY ACTION TAKEN OR PROPOSED TO BE TAKEN BY HER HEREUNDER, BELIEVED BY HER IN GOOD FAITH TO BE GENUINE. THE TRUSTEE SHALL BE ENTITLED TO REIMBURSEMENT FOR REASONABLE EXPENSES INCURRED BY HER IN THE PERFORMANCE OF HER DUTIES HEREUNDER (INCLUDING WITHOUT LIMITATION ANY AMOUNTS PAYABLE TO ATTORNEYS, ACCOUNTANTS, ENGINEERS OR OTHERS SELECTED BY THE TRUSTEE TO AID THE TRUSTEE IN THE PERFORMANCE OF HER DUTIES HEREUNDER) AND TO REASONABLE COMPENSATION FOR SUCH OF HER SERVICES HEREUNDER AS SHALL BE RENDERED (NOT BASED ON SOME PERCENTAGE OF THE AMOUNT BID AT A FORECLOSURE SALE OR THE AMOUNT OF THE NOTE BALANCE). GRANTOR WILL, FROM TIME TO TIME, PAY THE COMPENSATION DUE TO THE TRUSTEE HEREUNDER AND REIMBURSE THE TRUSTEE FOR, AND SAVE HER HARMLESS AGAINST, ANY AND ALL LIABILITY AND EXPENSES WHICH MAY BE INCURRED BY HER IN THE PERFORMANCE OF HER DUTIES, UNLESS SUCH PERFORMANCE WAS GROSSLY NEGLIGENT OR UNDERTAKEN IN BAD FAITH.

         All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and the Trustee shall be under no liability for interest on any moneys received by her hereunder.

         The Trustee may resign by the giving of notice of such resignation in writing to the Beneficiary. If the Trustee shall die, resign or become disqualified from acting in the execution of this trust or shall fail or refuse to execute the same when requested by the Beneficiary so to do, or if, for any reason, with or without cause, the Beneficiary shall prefer to appoint a substitute trustee to act instead of the aforenamed Trustee, the Beneficiary shall have full power to appoint a substitute trustee and, if preferred, several substitute trustees in succession who shall succeed to all the estate, rights, powers and duties of the aforenamed Trustee. Such appointment may be executed by any authorized officer or agent of the Beneficiary and such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the Board of Directors or any superior officer of the Beneficiary. Said appointment shall be effective upon recording of a Substitution of Trustee in the recorder of deeds office for the county where the Mortgaged Property is located.

         24. NOTICES. Any notice, request, demand, statement or consent made hereunder (each of which shall hereinafter be referred to as a "Notice") shall be in writing and shall be deemed duly given if personally delivered, sent by certified mail, return receipt requested, or sent by a nationally recognized commercial overnight delivery service with provisions for a receipt, postage or delivery charges prepaid, and shall be deemed given when postmarked or placed in the possession of such mail or delivery service. Any notice to be provided to the Grantor or the Beneficiary shall addressed as set forth in Section 12.13 of the Loan Agreement and any Notice to be provided to the Trustee shall be addressed to the Trustee at the address set forth in the first paragraph of this Deed of Trust or at such other place as the Grantor, the Trustee or the Beneficiary may from time to time hereafter designate to the others in writing.

         IN WITNESS WHEREOF, the Grantor has duly executed this Deed of Trust under seal on the day and year first above written.

WITNESS:                                GRANTOR:
-------                                 -------



                                        ______________________________



                                        By:
------------------------                   --------------------------

SCHEDULE TO EXHIBIT 10.15 FILED PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K

                           DEED OF TRUST AND SECURITY

                             PARTIES                                                DATE
                             -------                                                ----

BCC at Hermitage Park Care Center, Inc. to Lisa M. Haines, as                      8/30/96
Trustee for Meditrust Mortgage Investments, Inc.

BCC at Lebanon Care Center, Inc. to Lisa M. Haines, as Trustee                     8/30/96
for Meditrust Mortgage Investments, Inc.

BCC at Lebanon Park Manor, Inc. to Lisa M. Haines, as Trustee                      8/30/96
for Meditrust Mortgage Investments, Inc.

BCC at Mt. Vernon Park Care Center, Inc. to Lisa M. Haines, as                     8/30/96
Trustee for Meditrust Mortgage Investments, Inc.

BCC at Nixa Park Center, Inc. to Lisa M. Haines, as Trustee for                    8/30/96
Meditrust Mortgage Investments, Inc.

BCC at Springfield Care Center, Inc. to Lisa M. Haines, as                         8/30/96
Trustee for Meditrust Mortgage Investments, Inc.

BCC at Mt. Vernon Park Care Center West, Inc. to Lisa M. Haines,                   8/30/96
as Trustee for Meditrust Mortgage Investments, Inc.

BCC at Republic Park Center, Inc. to Lisa M. Haines, as Trustee                    8/30/96
for Meditrust Mortgage Investments, Inc.

BCC at Nevada Park Center, Inc. to Lisa M. Haines, as Trustee                      8/30/96
for Meditrust Mortgage Investments, Inc.